

LIFE BEGINS WITHIN

INVO fertility

JUNE 2026 CORPORATE PRESENTATION

NASDAQ: IVF

FORWARD-LOOKING STATEMENTS

This presentation includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements made in this presentation that are not of a historical nature are forward-looking statements. These forward-looking statements reflect our current expectations, estimates and predictions about future results and events. Such projections and statements are based upon assumptions about future events that are inherently uncertain and subjective. Although we believe that the expectations contained in these forward-looking statements are reasonable, we cannot give any assurance that these expectations will prove to be correct.

All statements regarding our expected future financial position, results of operations, cash flows, financing plans, business strategies, products and services, competitive positions, growth opportunities, plans and objectives of management for future operations, as well as statements that include words such as "anticipate," "if," "believe," "plan," "estimate," "expect," "intend," "may," "could," "should," "will," and other similar expressions are forward-looking statements.

All forward-looking statements involve risks, uncertainties and contingencies which are beyond our control, and that may cause actual results, performance, or achievements to differ materially from anticipated results, performance, or achievements. Factors that may cause actual results to differ materially from those in the forward-looking statements include those set forth in our filings and available at www.sec.gov.

We are under no duty to (and expressly disclaims any such obligation to) update any of the forward-looking statements , whether as a result of new information, future events or otherwise, after the date of this presentation or to conform these statements to actual results.

Nothing contained herein is intended to be, nor should be relied upon as, a promise or representation as to our future performance.

OUR MISSION

INVO fertility

We are a healthcare fertility company focused on making advanced fertility care effective, accessible, and empowering for all, through a patient-centered approach that is powered by innovation, compassion and an exceptional team.

COMPANY EVOLUTION

EXPANDING OUR FOCUS IN THE FERTILITY MARKET

Beyond our device heritage to a comprehensive healthcare provider





Proprietary and novel innovative medical device that allows fertilization and embryo incubation to take place *in vivo* within the woman's body using an intravaginal culture (IVC) procedure

Sale and distribution of our INVOcell® device into third-party owned and operated fertility clinics

4 Operating clinics (Wisconsin, Indiana, Georgia, Alabama)

Accelerated growth by implementing M&A strategy focused on US clinics and related businesses

Utilizing innovative technology (such as our INVOcell device) within our clinic operations

WHY NOW

AN INFLECTION POINT

STRUCTURAL

Improved capital structure

- All Series C-2 preferred converted or retired and warrant liabilities eliminated; the structure is now cleaner and simplified
- Recent raise was done at a fixed price - @ $7.95
- ~1.8 million shares outstanding at June 12, 2026

Strengthened the balance sheet through clean capital raise

- Raised ~$11.5M gross (December 2025 + January 2026)

Eliminated the NAYA Therapeutics cost and distraction

- NAYA has been divested and is reported as discontinued operations – the associated costs and distraction are behind us, and we can now focus fully on the core fertility business

Restored Nasdaq bid-price compliance and cleaned up the share structure

- The 1-for-5 reverse split (March 2026) restored listing compliance; combined with cap table cleanup, leaves a more simple, investor-friendly share structure

Rebranded from INVO Bioscience to INVO Fertility

- Adopted the INVO Fertility name and ticker to reflect the completed shift from a device company to a clinic owner-operator focused on the core fertility business
- New Nasdaq symbol**: IVF**

OPERATIONAL

M&A execution with a disciplined, accretive approach

- Acquisition criteria focused on profitable clinics, plus an owner-operator model that makes INVO a unique partner for sellers; Family Beginnings is an early proof point, with additional targets in the pipeline

Organic growth strategies across the existing clinic base

- New organic-growth initiatives launched at the Atlanta INVO Center since March 2026; added services and capacity at current locations, such as time-lapse incubation at Wisconsin Fertility Institute

Extended the technology and patent runway

- New patent extends INVOcell protection through 2040 – reinforcing a differentiated, defensible platform

Expanding payor access and benefiting from policy

- Wisconsin joined the Progyny network (employer-sponsored access); federal policy momentum (February 2025 executive order, October 2025 proposals) and employer/state coverage expansion support affordability and demand

Strengthened the operations team

- Added key personnel with deep clinical-operations experience; strengthens day-to-day clinic performance and supports consistent, patient-centered care across the clinic base as the footprint grows



FERTILITY CENTERS

FERTILITY Market

U.S. IVF MARKET: SCALE, GROWTH + CONSOLIDATION TAILWINDS

- **Market size & growth (U.S. IVF)** [1 (2023)]
  - ~$5.7B
  - Est 5.1% CAGR (2024–2030)
- **Clinic landscape (U.S.)** [2 (2022)]
  - 457 reporting ART clinics
  - 435,426 ART cycles performed = ~8-10% CAGR over past 5 years
- **Macro tailwinds**
  - ~1 in 6 people globally experience infertility
  - Policy momentum to expand access / lower patient cost
  - Demographic pressure increases reliance on ART
  - Delayed parenthood = higher clinical need
  - Coverage expansion via employers + states

U.S. ART Clinics by Ownership Type [3]


114
197
146

- Independent practices (physician/operator-owned; not part of an operating network)
- Private equity–affiliated (clinic/network with a PE sponsor identified)
- Other (Academic/health system + corporate/network ownership where a PE sponsor isn't identified)

1) Grand View Research, U.S. ART market report
2) CDC ART Surveillance
3) INVO estimates based on market research

MISSION AND GROWTH STRATEGY

BECOME A LEADING PROVIDER OF FERTILITY SERVICES AND TECHNOLOGY

Acquisitions bring accelerated bulk to operations and faster pathway to overall profitability. Setting the company up for long-term sustainable operations

Robust pipeline. Active discussions with multiple targets

Providing public-co platform. Alternative to private equity with key advantages for sellers

	Near-Term Focus		Long-Term Focus
	ACQUIRE FERTILITY CLINICS	ANCILLARY BUSINESSES	BUILD NEW CLINICS
OBJECTIVES	• Profitable, U.S. IVF clinics with excellent local market reputation • Ideally 200+/yr cycle volume • Increase target size over time	• Acquire fertility market technologies and ancillary services • Target synergistic operations, mainly focused on fertility lab technologies, services and solutions	• Offer IVF+IVC (300+/yr cycles) • Target secondary U.S. markets w/supply-demand imbalance • Hire local and established MDs with access to patient flow

FERTILITY CENTERS

1000+ CYCLES IN 2025 ACROSS 4 FERTILITY CENTERS

	wisconsin fertility INSTITUTE	bloom fertility An INVO Center	INNOVATIVE FERTILITY SPECIALISTS An INVOcenter	Family Beginnings
LOCATION	Middleton, WI	Atlanta, GA	Birmingham, AL	Indianapolis, IN[1]
PROCEDURES	IVF, IVC planned	IVC, IVF planned	IVF and IVC	IVF and IVC
ANNUAL CYCLES	~500	~150	~150	~200
PROFITABILITY	Profitable; largest contributor of positive cash flow	Have not required INVO financial support in several years		Profitable
OWNERSHIP	100%	40% joint venture	50% joint venture	100%
GROWTH	• Using telehealth to expand addressable market • Partnership opportunities to grow patient flow • Use of novel technologies to increase capacity	• Recruiting additional doctors to increase capacity • Continuing to develop relationships with local OB-GYN community to increase patient flow • Planned use of novel technologies to increase revenue and capacity		• Recruiting new doctors for continuity and growth • Integrating with INVO systems and network to increase efficiency

[1] Acquisition closed in February 2026.

CASE STUDY – M&A STRATEGY

WISCONSIN FERTILITY INSTITUTE

Acquisition Details

- One of Wisconsin's leading fertility centers (rated top-100 in US by Newsweek)
- 5,000+ babies born since 2007, averaged 500+ IVF cycles/year over the last 5 years
- Strong team in place with room for growth

Growth Details

- Expanding patient flow to neighboring cities/states via telehealth solution
- Additional services added

ROI Details

- $10M price ($2.5M at close and $7.5M over three years from closing)
- Generated INVO-wide synergies in management system and administration functions

wisconsin fertility INSTITUTE

ADVANTAGES

WHY CLINICS JOIN INVO FERTILITY

Like-Minded Partners; Synergies

- Focus on medical practice and patient services, while INVO corporate provides centralized administration, finance, marketing, human resources and other services
- Strength in unity – generate synergies to make overall operation more efficient and profitable
- Leverage growing stable of cutting-edge technology
- Actively participate in INVO growth

Public-Company Edge

- Equity stake liquidity and value appreciation over time

Advantages vis-à-vis Private Equity

- Long-term investment horizon vs. short term
- Not dependent on future sale to 3rd party for additional upside potential







TECHNOLOGY

LEVERAGING TECHNOLOGY TO EXPAND ACCESS

Medical device heritage

Unique INVOcell-enabled IVC procedure improves lab efficiency and capacity, increases fertility service supply and helps to reduce the risk of mix-up occurrences, while providing a more connected patience experience. A new patent issued in 2025 extends INVOcell protection through 2040.

New technologies

Evaluating new technologies that can improve lab and clinic volume to expand access to advanced treatment. Implemented telehealth service to provide convenient access to underserved locations and working to add new solutions. Added time-lapse incubation technology at Wisconsin Fertility Institute for advanced embryo monitoring.

Innovative approach

Multi-faceted commercialization strategy that combines secondary market presence with patient-centered, cutting-edge technology and services. Training OBGYNs to support REIs and leveraging technology to support embryologists. Wisconsin Fertility Institute joined the Progyny network, broadening employer-sponsored patient access.



INVOcell®

UNIQUE PRODUCT, REVOLUTIONARY PROCEDURE

For clinical pregnancy rates, INVOcell outcomes are comparable to IVF and more effective than IUI.

ADVANCED TREATMENT

IUI	INVOcell (IVC)	IVF
8-10%*	~57.1%**	~51.8%**
SUCCESS	SUCCESS	SUCCESS

*Fauque P, Lehert P, Lamotte M, et al. Clinical success of intrauterine insemination cycles is affected by the sperm preparation time. Fertil Steril. 2014;101(6):1618-1623.

**Retrospective (real-world data) collected from four separate clinics (2017-2019). Not all conventional IVF was collected from the four clinics. See updated Indication for Use (IFU) for additional details. To receive a copy of INVOcell's instructions for use, please send a request to regulatory@invobio.com.

FINANCIALS



REVENUE & ADJUSTED EBITDA

CONSOLIDATED REVENUE ($ Millions)



$8
$7
$6
$5
$4
$3
$2
$1
$0
$0.8
$3.0
$6.5
$6.8
2022
2023
2024
2025

ADJUSTED EBITDA($ Millions)



$0
($1)
($2)
($3)
($4)
($5)
($6)
($7)
($8)
($9)
($8.4)
($5.1)
($2.2)
($3.2)
2022
2023
2024
2025

[1] Adjusted EBITDA details are provided in Appendix

BALANCE SHEET HIGHLIGHTS

($ USD)	12/31/2023	12/31/2024	12/31/2025
Cash and cash equivalents	232,424	619,520	2,077,842
Other current assets	1,027,351	637,038	683,661
Lease right of use	5,740,929	1,493,620	1,286,217
Intangible assets	4,093,431	3,275,931	1,325,145
Goodwill	5,878,986	5,878,986	5,878,986
Note receivable – NAYA	–	–	5,029,770
Investment in NAYA	–	–	2,466,810
Total assets	20,887,787	46,077,014	20,220,124
Notes payable, total	2,763,917	7,182,006	2,019,389
Current liabilities, net	3,811,401	9,134,023	4,922,978
Lease liability, total	5,919,644	1,576,744	1,380,062
Additional payments for acquisition, total	7,500,000	7,500,000	4,225,000
Total liabilities	19,994,962	26,035,656	12,995,903
Mezzanine equity		7,457,000	
Total shareholder's equity	892,825	12,584,358	7,224,221

January 2026 - Entered into $7.5 Million Warrant Inducement Priced At-the-Market Under Nasdaq Rules

CAP STRUCTURE

	Data as of 6/12/26
Market capitalization	$2.6 M
Stock price	$1.48
Common shares issued and outstanding	1.786 M
Warrants outstanding	2.05 M at Avg. of $12.99 (~1.9 mil @ $7.95)
Options, etc outstanding	0.009 M at Avg. $578.86
Conversion of debt and preferred (if converted)	0.6 M
Diluted shares outstanding	~4.85 M ~$15 M in cash on warrant conversion*

** Assuming only $7.95 warrants exercised. Other warrants at much higher fixed prices*



SUMMARY

WHY INVEST IN INVO FERTILITY?

KEY TAKEAWAYS

Growing Clinic Operations

- 4 current fully operational fertility clinics
- Organic growth initiatives underway
- **Consolidated revenue grew from $0.8M in 2022 to $6.8M in 2025**

M&A Focus to Drive Added Growth

- Prioritizing M&A over newly built clinics in the short term
- Acquired Family Beginnings clinic in Indianapolis, IN in February 2026
- In discussions with several potential opportunities

Integration of Unique Technologies

- Building upon INVOcell to maintain cutting-edge
- Evaluating service and solutions to improve efficiency, increase capacity and deliver better patient experience

Industry Tailwinds

- Large supply and demand imbalance remains, especially in secondary markets
- Feb 2025 executive order and Oct 2025 policy proposals aimed at expanding access to fertility treatment

Momentum Building Towards Breakeven

- **Adjusted EBITDA[1] loss reduced** from approx. $(8.4)M in 2022 to $(3.2)M in 2025
- Targeting profitable, U.S. based fertility businesses to acquire to reach cash flow breakeven

[1] Adjusted EBITDA details are provided in Appendix



PEOPLE

LEADERSHIP TEAM

EXPERIENCED & DEDICATED

Corporate


Steve Shum
CEO


Andrea Goren
M&A/Legal


Terah Krigsvold
Finance/Accounting


April McGhee
Operations


Bo Mitrovic
Strategy/Biz Dev

Current Clinics

Doctors


Gretchen Collins


Sue Ellen Carpenter


Nick Cataldo


James Donahue[1]

wisconsin fertility INSTITUTE

bloom fertility
An INVO Center

INNOVATIVE FERTILITY SPECIALISTS

Family Beginnings

Lab Directors


Wael Megid


Chad Johnson


Lisa Ray

[1] Serves both as doctor and lab director.

BOARD OF DIRECTORS

INDEPENDENT & ENGAGED



Steve Shum
CEO, Director

EASTSIDE
xzeres



Trent Davis
Independent Director

PAULSON INVESTMENT COMPANY, LLC
majesco ENTERTAINMENT



Rebecca Messina
Independent Director

Coca-Cola
Uber



Barbara Ryan
Independent Director

BEAR STEARNS
Deutsche Bank Alex.Brown



Matthew Szot
Independent Director

CADRENAL THERAPEUTICS
S&W SEED COMPANY

THANK YOU

For more information, please contact:

Steve Shum
978-878-9505 x506
sshum@invofertility.com



APPENDIX

INCOME STATEMENT HIGHLIGHTS

($ USD)	FY 2022	FY 2023	FY 2024	FY 2025
Clinic	614,854	2,862,574	6,450,431	6,721,057
Product	207,342	158,001	81,569	120,193
Revenue	822,196	3,020,575	6,532,000	6,841,250
Opex	11,448,677	9,787,730	13,159,713	14,078,606
Op loss	(10,626,481)	(6,767,155)	(6,627,713)	(7,237,356)
Other income/(expense), net	(266,030)	(1,267,457)	(1,112,240)	1,901,381
Net loss from continuing ops	(10,892,511)	(8,034,612)	(7,739,953)	(5,335,975)
Loss from discontinued operations			(1,519,000)	(17,987,079)
Net loss	(10,892,511)	(8,034,612)	(9,258,953)	(23,323,054)
Adjusted EBITDA	(8,404,703)	(5,053,036)	(2,248,164)	(3,172,801)

NOTES
Clinic revenue: represents revenue for Atlanta INVO Center and Wisconsin Fertility Institute; Birmingham accounted for using the equity method.
Operating expenses: FY 2025 includes a $1.4M impairment of intangible assets related to the Pritts settlement.
Loss from discontinued operations: related to the NAYA Therapeutics, Inc. business divested in 2025; FY 2025 includes the loss on disposition.

ADJUSTED EBITDA

($ USD)	FY 2022	FY 2023	FY 2024	FY 2025
Net loss from continuing operations	**(10,892,511)**	**(8,034,612)**	**(7,739,953)**	**(5,335,975)**
Interest expense	7,109	205,781	412,860	119,095
Amortization of debt discount	52,644	720,128	622,283	1,182,979
Foreign currency exchange loss	3,463	420	–	–
Tax expense (benefit)	2,872	27,786	140,202	(150,371)
Depreciation and amortization	77,301	200,894	919,603	677,364
Stock-based compensation	608,018	344,386	1,246,918	1,290,482
Stock option expense	1,616,401	1,049,109	342,728	178,729
Non-cash compensation for services	120,000	180,000	180,000	135,000
Reserve on other assets receivable	–	–	498,592	–
Gain on changes in fair value	–	–	–	(5,172,006)
Loss on issuance of warrants	–	–	–	943,862
Loss on disposal of fixed assets	–	–	511,663	–
Gain on lease termination	–	–	(94,551)	–
Loss from debt extinguishment	–	163,278	40,491	2,135,854
Impairment on equity method JV	–	89,794	–	–
Gain on settlement of liability	–	–	–	(929,500)
Impairment of intangible assets	–	–	–	1,397,353
Merger-related costs	–	–	671,000	354,333
Adjusted EBITDA	**(8,404,703)**	**(5,053,036)**	**(2,248,164)**	**(3,172,801)**

Adjusted EBITDA is a non-GAAP measure